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[FRONT COVER]

Semiannual Report June 30, 2001







Centennial America Fund, L.P.

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DEAR SHAREHOLDER,
During the six-month period ended June 30, 2001, Centennial America Fund, L.P., produced an annualized yield of 4.98% and an annualized yield including the effects of compounding of 5.11%.The Fund's seven-day and compounded seven-day yields on June 30, 2001,were 3.24% and 3.29%, respectively.(1)

The major effect ofthe economic environment on a government fund, such as Centennial America Fund, L.P., is the impact of interest rate changes on its investment strategies. Before the period began, the Federal Reserve Board (the
Fed),which had primarily been concerned with the prospect of inflation in an overheated economy, raised interest rates six times from the second half of 1999 through the first half of 2000.As this deflationary monetary policy succeeded in producing a slight moderation in growth, Fed Chairman Alan Greenspan kept rates steady for the remainder of 2000.

But as the reporting period began, the stock market declined sharply in the first quarter of 2001,driven largely by the collapse of the speculative bubble in the technology sector. In addition, eroding consumer confidence and rising unemployment created fear of a full recession. In an effort to revitalize the faltering economy, the Fed reversed its monetary policy in 2001, making six successive short-term cuts bringing the discount rate down to 3.75%.

With our expectation of falling rates over the past six months,we chose to invest in securities with longer term maturities to capture their higher yields. As a result, the Fund's average maturities were extended from approximately 25 days to nearly 51 days. In line with this strategy and the fact that the Fund invests only in government securities, purchases were primarily in short-term government agencies ("agencies").These yielded more than U.S.Treasury bills, which experienced higher demand and prices and declining yields. We selected Federal National Mortgage Association (Fannie Mae) mortgage-backed discount notes over generic Fannie Mae discount notes because of their higher yield. Agency investments also included securities issued by the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Bank.


In addition, a portion of the Fund was invested in repurchase agreements,which are typically only one day in maturity. We maintain these positions for liquidity, to provide for the needs of shareholders to make withdrawals without adversely affecting overall returns.

As a result of our conservative investment approach, sector weightings of the Centennial America Fund, L.P., in the first half of the fiscal year 2001 were 85.6% in U.S.Government securities and 14.2% in repurchase agreements. Both agencies and repos provide the high level of liquidity essential for a money market fund.(2)


IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. YIELDS WILL FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

1. Compounded yields assume reinvestments of dividends.The Fund's investment strategy, allocations, and focus can change over time.
2. Based on net assets.




 2  Centennial America Fund, L.P.

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As we look to the months ahead, the big question is where the markets will go from here.While the consensus appears to be that the worst is over, we believe that a complete recovery is unlikely for six months to a year.Therefore, we will focus on whether the economy is still relatively weak and whether the Fed is likely to continue to cut rates.And we will maintain our strategy of investing in longer term securities to bolster the Fund's yields,while maintaining our commitment to you, our shareholders, to ensure liquidity and safety.

Sincerely,


/s/James C.Swain
James C.Swain
Chairman
Centennial America Fund, L.P.



July 23, 2001

3 Centennial America Fund, L.P.

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



--------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS                                                                               June 30, 2001 (Unaudited)

                                                                                                  PRINCIPAL         VALUE
                                                                                                  AMOUNT            SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements - 14.2%
--------------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with PaineWebber, Inc., 4.01%, dated 6/29/01, to be repurchased at $7,702,573 on 7/2/01, collateralized by Federal National
Mortgage Assn., 7%, 6/1/28, with a value of $2,928,796, Federal Home Loan
Mortgage Corp., 6.50%, 3/1/29, with a value of $3,127,709 and Government
National Mortgage Assn., 6.50%, 4/20/28, with a value of $1,813,253
(Cost $7,700,000)                                                                                 $7,700,000        $ 7,700,000

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U.S. GOVERNMENT AGENCIES - 85.6%
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Federal Home Loan Bank:
3.77%, 7/24/01                                                                                     6,000,000          5,985,548
5.20%, 7/11/01                                                                                     4,000,000          3,994,622
5.82%, 7/9/01                                                                  (1)                 2,000,000          2,000,186
6%, 11/15/01                                                                                       5,500,000          5,540,324
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Federal Home Loan Mortgage Corp.:
3.53%, 8/21/01                                                                                     5,000,000          4,974,996
3.897%, 8/23/01                                                                                    2,000,000          1,988,526
4.56%, 7/6/01                                                                                      2,000,000          1,998,733
4.58%, 7/27/01                                                                                     2,000,000          1,993,385
4.65%, 9/13/01                                                                                     3,000,000          2,978,232
4.75%, 12/14/01                                                                                    2,000,000          2,009,657
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Federal National Mortgage Assn.:
3.83%, 8/16/01                                                                                     3,000,000          2,985,318
4.625%, 10/15/01                                                                                   3,000,000          3,007,734
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FNMA Master Credit Facility:
3.95%, 10/1/01                                                                                     2,849,500          2,820,736
4.67%, 7/3/01                                                                                      3,275,906          3,275,056
5.10%, 8/1/01                                                                                      1,000,000            995,608
                                                                                                                    ------------
Total U.S. Government Agencies (Cost $46,548,661)                                                                    46,548,661

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TOTAL INVESTMENTS, AT VALUE (COST $54,248,661)                                                          99.8%        54,248,661
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OTHER ASSETS NET OF LIABILITIES                                                                          0.2             89,328
                                                                                               --------------     --------------
NET ASSETS                                                                                             100.0%       $54,337,989
                                                                                               ==============     ==============


1.  Represents the current interest rate for a variable rate security.

See accompanying Notes to Financial Statements.





 4  Centennial America Fund, L.P.

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

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STATEMENT OF ASSETS AND LIABILITIES                                                                    June 30, 2001 (Unaudited)


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ASSETS
Investments, at value (cost $54,248,661) (including repurchase agreement
of $7,700,000) - see accompanying statement                                                                         $54,248,661
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Cash                                                                                                                     54,376
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Receivables and other assets:
Shares of beneficial interest sold                                                                                      254,653
Interest                                                                                                                133,359
Other                                                                                                                     2,516
                                                                                                           ---------------------
Total assets                                                                                                         54,693,565

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LIABILITIES
Payables and other liabilities:
Shares of beneficial interest redeemed                                                                                  248,051
Dividends                                                                                                                43,127
Service plan fees                                                                                                        23,624
Shareholder reports                                                                                                      18,228
Accrued taxes                                                                                                            10,370
Legal, auditing and other professional fees                                                                               2,822
Registration and filing fees                                                                                              2,200
Trustees' compensation                                                                                                       43
Other                                                                                                                     7,111
                                                                                                           ---------------------
Total liabilities                                                                                                       355,576

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NET ASSETS                                                                                                          $54,337,989
                                                                                                           =====================

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COMPOSITION OF NET ASSETS
Paid-in capital                                                                                                     $54,337,016
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Accumulated net realized gain (loss) on investment transactions                                                             973
                                                                                                           ---------------------
Net assets - applicable to 54,337,016 shares of beneficial
interest outstanding                                                                                                $54,337,989
                                                                                                           =====================
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NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE                                                            $1.00
                                                                                                           =====================


See accompanying Notes to Financial Statements.



 5  Centennial America Fund, L.P.

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

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STATEMENT OF OPERATIONS                                                       For the Six Months Ended June 30, 2001 (Unaudited)

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INVESTMENT INCOME
Interest                                                                                                             $1,237,966

--------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                                         107,167
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Service plan fees                                                                                                        47,523
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Accrued tax expense                                                                                                      36,555
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Custodian fees and expenses                                                                                               9,337
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Transfer and shareholder servicing agent fees                                                                             3,554
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Trustees' compensation                                                                                                      895
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Other                                                                                                                       149
                                                                                                           ---------------------
Total expenses                                                                                                          205,180
Less reduction to custodian expenses                                                                                       (468)
                                                                                                           ---------------------
Net expenses                                                                                                            204,712

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NET INVESTMENT INCOME                                                                                                 1,033,254

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NET REALIZED GAIN (LOSS) ON INVESTMENTS                                                                                     856

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NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $1,034,110
                                                                                                           =====================


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STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            SIX MONTHS ENDED
                                                                                            JUNE 30, 2001          YEAR ENDED
                                                                                            (UNAUDITED)            DECEMBER 31, 2000
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Operations
Net investment income (loss)                                                                $ 1,033,254             $ 1,891,974
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Net realized gain (loss)                                                                            856                      --
                                                                                   ---------------------------------------------
Net increase (decrease) in net assets resulting from operations                               1,034,110               1,891,974

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DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS                                               (1,004,906)             (1,920,322)

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BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from
beneficial interest transactions                                                             11,304,082              15,530,353

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NET ASSETS
Total increase                                                                               11,333,286              15,502,005

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Beginning of period                                                                          43,004,703              27,502,698
                                                                                   ---------------------   ---------------------
End of period                                                                               $54,337,989             $43,004,703
                                                                                   =====================   =====================


See accompanying Notes to Financial Statements.




 6  Centennial America Fund, L.P.

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

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FINANCIAL HIGHLIGHTS

                                                  SIX MONTHS ENDED
                                                  JUNE 30, 2001    YEAR ENDED DECEMBER 31,
                                                  (UNAUDITED)      2000        1999        1998         1997         1996
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                     $1.00       $1.00       $1.00       $1.00        $1.00        $1.00
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Income from investment operations - net
investment income and net realized gain                    .02         .05         .04         .04          .05          .05
Dividends and/or distributions to shareholders            (.02)       (.05)       (.04)       (.04)        (.05)        (.05)
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Net asset value, end of period                           $1.00       $1.00       $1.00       $1.00        $1.00        $1.00
                                                      ==========  ==========  ==========  ==========   ==========   ==========

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TOTAL RETURN(1)                                          2.11%       5.52%       3.82%       4.40%        4.63%        4.69%
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Ratios/Supplemental Data
Net assets, end of period (in thousands)               $54,338     $43,005     $27,503     $22,162      $14,580      $18,661
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Average net assets (in thousands)                      $48,089     $35,333     $24,285     $19,724      $16,320      $16,998
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Ratios to average net assets:(2)
Net investment income                                    4.33%       5.35%       3.82%       4.23%        4.53%        4.52%
Expenses                                                 0.86%       1.00%       1.32%       1.22% (3)    0.98% (3)    0.86% (3)


1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods less than one full year.
2.  Annualized for periods of less than one year.
3.  Expense ratio reflects the reduction to custodian expenses.

See accompanying Notes to Financial Statements.











  7  Centennial America Fund, L.P.

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NOTES TO FINANCIAL STATEMENTS  (Unaudited)



1.  SIGNIFICANT ACCOUNTING POLICIES
Centennial America Fund, L.P. (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund is organized as a limited partnership and issues one class of shares, in the form of limited partnership interests. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Fund.

SECURITIES VALUATION Portfolio securities are valued on the basis of amortized cost, which approximates market value.

REPURCHASE AGREEMENTS The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

FEDERAL TAXES The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to limited partnerships. As a limited partnership, the Fund is not subject to U.S. federal income tax, and the character of the income earned and capital gains or losses realized by the Fund flows directly through to shareholders. Therefore, no federal income or excise tax provision is required. Beginning in 1998, according to the provisions of the 1997 Taxpayer Relief Act, the Fund will elect to be treated as an "Electing 1987 Partnership". As such it will record a U.S. Federal income tax provision equal to 3.50% of gross income.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

SECURITY TRANSACTIONS Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

OTHER The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2.  SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:


                                             SIX MONTHS ENDED JUNE 30, 2001       YEAR ENDED DECEMBER 31, 2000
                                                     SHARES          AMOUNT            SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------
Sold                                             60,297,416     $60,297,416       134,617,666     $134,617,666
Dividends and/or distributions reinvested           955,075         955,075         1,860,762        1,860,762
Redeemed                                        (49,948,409)    (49,948,409)     (120,948,075)    (120,948,075)
                                             --------------- --------------- ----------------- ----------------
Net increase                                     11,304,082     $11,304,082        15,530,353     $ 15,530,353
                                             =============== =============== ================= ================






 8  Centennial America Fund, L.P.

3.  FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.45% of the first $500 million of average annual net assets of the Fund and 0.40% of average annual net assets over $500 million. The Fund's management fee for the six months ended June 30, 2001 was an annualized rate of 0.45%.

TRANSFER AGENT FEES Shareholder Services, Inc. (SSI) acts as the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays SSI an annual maintenance fee for each Fund shareholder account.

SERVICE PLAN FEES Under an approved service plan, the Fund may expend up to 0.20% of its average annual net assets annually to reimburse the Manager, as distributor, for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions.











9        Centennial America Fund, L.P.

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CENTENNIAL AMERICA FUND, L.P.


OFFICERS AND MANAGING GENERAL PARTNERS
James C. Swain, Managing General Partner, CEO and Chairman of the Board Bridget A. Macaskill, President
Robert G. Avis, Managing General Partner
Sam Freedman, Managing General Partner
C. Howard Kast, Managing General Partner
Robert M. Kirchner, Managing General Partner
Barry Weiss, Vice President
Carol E. Wolf, Vice President
Andrew J. Donohue, Vice President and Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

INVESTMENT ADVISOR
OppenheimerFunds, Inc.

DISTRIBUTOR
Centennial Asset Management Corporation

SUB-DISTRIBUTOR OppenheimerFunds Distributor, Inc.

TRANSFER AND SHAREHOLDER SERVICING AGENT
Shareholder Services, Inc.

CUSTODIAN OF PORTFOLIO SECURITIES
Citibank, N.A.

INDEPENDENT AUDITORS
Deloitte & Touche LLP

LEGAL COUNSEL
Myer, Swanson, Adams & Wolf, P.C.

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

For more complete information about Centennial America Fund, L.P., please refer to the Prospectus. To obtain a copy, call your financial advisor, or contact Centennial Asset Management Corp. at 1.800.525.9310 (inside U.S.) or
1.303.768.3200 (outside U.S.) Please read the prospectus carefully before you invest any money.









10       Centennial America Fund, L.P.

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RS0870.0601.001                     August 29, 2001